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                                                                   Exhibit 10.31

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT



         THIS AGREEMENT is made as of the 16th day of November, 1999 by and among eMerge Interactive, Inc., a Delaware corporation (the "Company"), and Internet Capital Group, Inc., a Delaware Corporation (the "Investor").

                                   BACKGROUND
                                   ----------

         The Investor is acquiring contemporaneously with the execution of this Agreement shares of the Company's Series D Preferred Stock, which are convertible into shares of the Company's Class B Common Stock, which are in turn convertible into shares of the Company's Class A Common Stock and a Warrant for shares of Class A Common Stock or, at the Warrant holder's election, shares of Class B Common Stock which are convertible into shares of Class A Common stock. The Company has agreed to provide the registration rights provided for in this Agreement as an inducement for the Investor to purchase the Warrant and the Series D Preferred Stock.

                                   WITNESSETH:
                                   -----------

         The parties hereto, each intending to be legally bound and in exchange for the mutual covenants herein, agree as follows:

1. Demand Registrations.

         (a) Requests for Registration. At any time after the earlier of three years after the date hereof or six months after the Company's initial public offering, the Investor, provided that it holds at least 1,000,000 Registrable Securities (defined below) subject to adjustment for stock splits, stock dividends, stock combinations and transactions with similar effect, may demand registration (a "Demand Registration") under the Securities Act of 1933, as amended (the "1933 Act"), of all or any portion of the Registrable Securities owned by the Investor. In order to accomplish such demand, the Investor shall send written notice of the demand to the Company, and such notice shall specify the number of Registrable Securities sought to be registered. The Company shall only be required to effect two Demand Registrations, and shall only be required to proceed with a Demand Registration requested by the Investor if the number of Registrable Securities that the Investor shall have elected to include in such Demand Registration pursuant to this Section 1 has an aggregate fair market value, in the opinion of an investment banker selected by the Investor and reasonably acceptable to the the Company, in excess of $5 million.

         (b) Expenses. In a Demand Registration, the Company will pay the Registration Expenses (defined below), but the Underwriting Commissions (defined below) will be shared by
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the Company and those holders of Registrable Securities whose Registrable
Securities are included in the Demand Registration in proportion to any securities included on their behalf.

         (c) Priority on Demand Registrations. If a Demand Registration is underwritten and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will include in such Demand Registration (i) first, the Registrable Securities requested to be included in such Demand Registration by the Investor; (ii) second, any securities that the Company desires to include on its own behalf; and (iii) third, any shares of Common Stock held by any other stockholder of the Company to whom registration is offered; provided, however, that if a Demand Registration would cause an Initial Public Offering, the Company would be entitled to include for registration on its own behalf securities representing up to 30% of the Fully-Diluted Common Stock as of immediately prior to the Initial Public Offering. A registration shall not be considered to be a Demand Registration under Section 1(a), and the Company shall pay the Registration Expenses of such registration, if (i) as a result of the foregoing allocation, the Investor is not able to register and sell in the Demand Registration at least 75% of the Registrable Securities sought to be included in the Demand Registration by the Investor; (ii) the gross proceeds of the securities included in the registration on behalf of the Company constitute at least 20% of the total gross proceeds of the Demand Registration; or (iii) the registration statement requested by the Investor does not become effective for any reason.

         (d) Selection of Underwriters. If any Demand Registration is underwritten, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made by the Investor and be reasonably acceptable to the Company.

         (e) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous registration of securities of the Company in an underwritten offering.

         (f) Contemporaneous Demand. If any holder of the Company's securities that is not a holder of Registrable Securities under this Agreement exercises demand registration rights to have the Company register its securities under the 1933 Act (a "Non-Investor Registration") within a period of 30 days before or after the time the Investor shall have requested a Demand Registration, then the Investor's Demand Registration shall have priority over the Non-Investor Registration except any request by Safeguard Scientifics, Inc. to the Company to effect a Rights Offering (as such term is defined in the Registration Rights Agreement dated July 17, 1997 among the Company and the stockholders that are parties thereto), made within 30 days before or after the Investor shall have requested a Demand Registration, shall have priority over the Demand Registration during the Rights Exclusivity Period.



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2. Piggyback Registrations.

         (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the 1933 Act for its account or for the account of others (other than the Company's Initial Public Offering, a Demand Registration or a registration with respect to a Rights Offering, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities and will include in such Piggyback Registration, subject to the allocation provisions below, all Registrable Securities with respect to which the Company has received written requests for inclusion within 30 days after the Company's mailing of such notice. The Company shall not select a form of registration statement which imposes, for its use, limitations on the maximum value or number of securities to be registered if these limitations would preclude registration of the Registrable Securities that the Company has been requested to include in such registration.

         (b) Piggyback Expenses. In all Piggyback Registrations, the Company will pay the Registration Expenses related to the Registrable Securities of the Investor, but the Investor will pay the Underwriting Commissions related to their Registrable Securities.

         (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included as follows: first, the securities the Company proposes to sell on its own behalf; second, securities requested to be included in such registration by the Investor and other stockholders of the Company that hold registration rights as of the date hereof, pro rata based on the number of shares that such person requested for inclusion (it being understood that the Company will use its best efforts to obtain the consent of the holders of such existing registration rights to treat the Investor pari passu with such holders for the purposes of the underwriter cutback provisions set forth above).

         (d) Priority on Secondary Registrations. If a Piggyback Registration is initiated as an underwritten secondary registration on behalf of holders of the Company's securities (other than a Demand Registration pursuant to Section 1), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included as follows: first, the securities requested to be included by the holders initiating such registration; and second, Registrable Securities requested to be included in such registration by the Investor.





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         (e) Selection of Underwriters. If any Piggyback Registration is
underwritten, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made by the Company, if the registration is under Section 2(c), or if the registration is under Section 2(d) by the holders initiating such registration and reasonably acceptable to the Company.

3. Registration on Form S-3.

         The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms; and to that end, the Company shall register (whether or not required by law to do so) its Common Stock under the Securities Exchange Act of 1934, as amended, in accordance with the provisions of that Act as soon as possible following the effective date of the first registration of any of the Company's securities under the 1933 Act. After the Company has so qualified, in addition to the rights contained in the foregoing provisions of this Registration Rights Agreement, each holder of Registrable Securities shall have the right to require registration of its Registrable Securities on Form S-3 at the Company's expense and such registration shall not be deemed a Demand Registration, provided that (a) the Registrable Securities to be registered shall have a market value of at least $1 million and (b) the Company shall not be obligated to effect more than one such registration during any 12-month period. When the Company receives notice of any holder's request for a registration on Form S-3, it shall send notice of such proposed registration to all other holders of Registrable Securities.

4. Holdback Agreements.

         Neither the Company nor the Investor shall effect any public sale or distribution of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to and the 90 days after any underwritten Demand Registration, underwritten Piggyback Registration or underwritten Rights Offering has become effective (except as part of such underwritten registration).

5. Registration Procedures.

         Whenever the Investor has requested that any Registrable Securities be registered pursuant to Section 1 or 2 of this Agreement, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements or term sheet thereto, the Company will furnish the Investor with copies of all such documents proposed to be filed) as promptly as practical;



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                  (b) prepare and file with the Securities and Exchange
         Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days;

                  (c) furnish to the Investor such number of copies of such registration statement, each amendment and supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus and any term sheet associated therewith), and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter(s) or the Investor may reasonably request;

                  (e) notify the Investor at any time when a prospectus relating thereto is required to be delivered under the 1933 Act within the period that the Company is required to keep the registration statement effective of the happening of any event as a result of which the prospectus included in such registration statement, together with any associated term sheet, contains an untrue statement of a material fact or omits any fact necessary to make the statement therein not misleading, and, at the request of the Investor, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statement therein not misleading;

                  (f) cause all such Registrable Securities to be listed or included on the Nasdaq Stock Market or on securities exchanges on which similar securities issued by the Company are then listed or included;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including an underwriting agreement in customary form) and take such other customary actions as may be reasonably necessary to expedite or facilitate the disposition of such Registrable Securities;





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                  (i) obtain a "comfort" letter addressed to the Company from its independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters;

                  (j) make available for inspection by the Investor, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Investor or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by Investor or any such underwriter, attorney, accountant or agent in connection with such registration statement;

                  (k) use its best efforts to cause the Registrable Securities to be registered with or approved by such governmental agencies or authorities as may be necessary by virtue of the business of the Company to enable Investor to consummate the disposition of the Registrable Securities; and

                  (l) furnish, on the date that the Registrable Securities are delivered to the underwriters for sale, an opinion dated as of the such date of the counsel representing the Company for the purpose of such registration in customary form and covering such matters as is customarily given to underwriters in an underwritten public offering.

6. Indemnification.

         (a) The Company hereby indemnifies, to the extent permitted by law, the Investor and its officers, directors, employees and agents, and each person, if any, who controls any of them within the meaning of the 1933 Act (each, an "Indemnified Party") against all losses, claims, damages, liabilities and expenses (including attorney fees) arising out of, resulting from, or related to any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any federal or state securities law, or any rule or regulation promulgated thereunder, any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or associated term sheet or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Indemnified Party expressly for use therein or by any Indemnified Party's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify the underwriters, their officers and directors, and each person who


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controls such underwriters (within the meaning of the 1933 Act) to the same extent as provided above with respect to the indemnification of any Indemnified Party.

         (b) In connection with any registration statement in which the Investor is participating, each such holder will furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (including attorney fees) resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished in writing by such holder specifically for use in preparing the registration statement. Notwithstanding the foregoing, the liability of the Investor under this Section 7(b) shall be limited to an amount equal to the net proceeds actually received by the Investor from the sale of Registrable Securities covered by the registration statement.





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         (c) Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Any failure to give prompt notice shall deprive a party of its right to indemnification hereunder only to the extent that such failure shall have adversely affected the indemnifying party. If the defense of any claim is assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled, or elects not, to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either: (i) Investor, its officers, directors, employees, agents or any controlling person of any of them, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of Investor, its officers, directors, employees, agents or any person controlling them in circumstances for which indemnification is provided under this Section 6; then, and in each such case, the Company and Investor will contribute to the aggregate losses, claims, damages, liabilities or expenses to which they may be subject (after contribution from others) as is appropriate to reflect the relative fault of the Company and Investor in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as the relative benefit received by the Company and Investor as a result of the offering in question, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation that does not take into consideration the foregoing equitable consideration; provided that, in any such case (A) Investor will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.


7. Participation in Underwritten Registrations.



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         The Investor may not participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements under Sections 1(e) or 2(e), and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8. Definitions.

         (a) The term "Initial Public Offering" means the first public offering under the 1933 Act of any of the Company's equity securities.

         (b) The term "Registrable Securities" means (i) the ________ shares of Class A Common Stock purchased by Investor pursuant to the Stock Purchase Agreement dated ____________, 1999, (ii) the shares of Class A Common Stock issuable upon the conversion of shares of Class B Common Stock of the Company registered in the name of the Investor from time to time and (iii) any securities received by way of a stock split or as a dividend with respect to such shares of Class A common Stock and any security into which such Class A Common Stock may hereafter be changed or for which such Class A Common Stock may be exchanged (by way of reorganization, recapitalization, merger, consolidation or otherwise). As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (A) effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, or (B) transferred pursuant to Rule 144 (or any similar provision then in force).

         (c) The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, expenses and fees for listing the securities to be registered on exchanges or electronic quotation systems on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and of all independent certified public accountants, underwriters (other than Underwriting Commissions) and other persons retained by the Company transfer agents' and registrars' fees and the fees and disbursements of counsel for Investor related to the registration hereunder.

         (d) The term "Underwriting Commissions" means all underwriting discounts or commissions relating to the sale of securities of the Company, but excludes any expenses reimbursed to underwriters.

9. Miscellaneous.



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         (a) Termination of Other Agreements. This Agreement sets forth the entire understanding of the parties hereto with respect to rights to the registration of capital stock of the Company and supersedes all prior agreements or understandings among the parties regarding such matters.

         (b) Notices. Any notices required hereunder shall be deemed to be given upon the earlier of the date when received at, or (i) the third business day after the date when sent by certified or registered mail, (ii) the next business day after the date sent by guaranteed overnight courier, or (iii) the date sent by telecopier or delivered by hand, in each case, to the address of the Company's corporate headquarters in the case of any notice to the Company, and until changed by notice to the Company, the respective addresses of the Investors on file with the Company in the case of any notice to the Investors.

         (c) Amendments and Waivers. The provisions of this Agreement may be amended or terminated and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if approved in writing by the Investor and or by any agreement permitted by Section 9.

         (d) Registration Rights. The Company agrees that it will not enter into any agreement or arrangement which would grant any party a right to participate in any registration that is superior to or contravention of the rights to participate set forth in this Registration Rights Agreement.

         (e) Binding Effect. This Agreement will bind and inure to the benefit of the respective successors (including any successor resulting from a merger or similar reorganization), assigns, heirs, and personal representatives of the parties hereto. Without limiting the generality of the foregoing, in addition, if the Investor liquidates or reorganizes such that its assets are transferred to its own stockholders or partners or to another entity, such stockholders, partners or entity shall succeed to all of the rights of the Investor hereunder.

         (f) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, not the law of conflicts, of the Commonwealth of Pennsylvania.

         (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument and to be effective as of the date first written above. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.



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         (h) Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to one gender include all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (d) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.





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         IN WITNESS WHEREOF, the Company has executed and delivered this
Agreement as of the date first written above.

                         eMerge Interactive, Inc.


                         By:
                            ------------------------------
                         Title: Chief Executive Officer



                         Internet Capital Group, Inc.


                         By:
                            ------------------------------
                         Title:




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